Expenses by Nature	12 Months Ended
Dec. 31, 2021
Expenses by Nature
Expenses by Nature
14     Expenses by Nature

a)       Selling, General and Administrative expenses

	12/31/2021	12/31/2020	12/31/2019
Personnel expenses and social charges	(187,329)	(160,309)	(222,367)
Technical support	(99,229)	(63,517)	(45,301)
Depreciation and amortization	(78,800)	(66,695)	(59,542)
Advertising	(33,049)	(23,640)	(50,745)
Provisions net of reversal	(16,096)	(15,754)	(14,927)
Technology and systems	(5,378)	(2,844)	(10,284)
Facilities and materials	(3,565)	(3,304)	(8,267)
Communications	(1,159)	(1,273)	(4,424)
Surveillance and cash transport services	(497)	(410)	(336)
Taxes except income tax	(271)	(335)	(257)
Other administrative expenses	(18,908)	(10,459)	(24,218)
Total	(444,281)	(348,540)	(440,668)

b)      Other expenses, net

Other expenses net includes chargeback and refund expenses when our merchants refuse to or cannot reimburse chargebacks and refunds resolved in favor of their customers.

In the event that a billing dispute between a cardholder and a merchant is not resolved in favor of the merchant, including in situations in which the merchant is engaged in fraud, the transaction is typically “charged back” to the merchant and the purchase price is credited or otherwise refunded to the cardholder. If we are unable to collect chargeback from the merchant’s account, or if the merchant refuses to or is unable to reimburse us for a chargeback due to closure, bankruptcy or other reasons, we may bear the loss for the amounts paid to the cardholder.

In the years ended December 31, 2021, 2020 and 2019, Getnet recorded losses as a result of chargebacks net of refunds in the amount of R$33.4 million, R$37.7 million and R$47.0 million, respectively.